UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of June 1, 2006, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-WMC2)

Mortgage Asset Securitization Transactions, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or Other Jurisdiction of Incorporation)	333-130373-04 (Commission File Number)	06-1204982 (I.R.S. Employer Identification Number)
1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 -	Financial Statements and Exhibits

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Anthony Beshara
Name:	Anthony Beshara
Title:	Associate Director

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp